QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-34066 (Commission file number)	36-3681151 (I.R.S. employer identification no.)
120 S. LaSalle Chicago, Illinois (Address of principal executive offices)		60603 (Zip Code)

Registrant's telephone number, including area code: (312) 564-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On October 10, 2012, PrivateBancorp, Inc. (the "Company") announced its earnings results for the third quarter and nine months ended September 30, 2012. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures is reported in the attached press release in Exhibit 99.1.

ITEM 8.01    OTHER EVENTS

Retrospectively Revised Financial Information for Adoption of New Accounting Standard

        As previously disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, effective January 1, 2012, the Company adopted Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income (ASU 2011-05), as amended by ASU 2011-12. This new guidance, among other things, requires companies to present, on a retrospective basis, the components of net income and other comprehensive income ("OCI") either in a single continuous statement of comprehensive income or in two separate but consecutive statements. As a result of the adoption, beginning with our unaudited consolidated financial statements for the quarter ended March 31, 2012, the components of OCI are presented in a separate statement titled "Consolidated Statements of Comprehensive Income (Loss)" following the Consolidated Statements of Income. The Company is including in this Current Report on Form 8-K the effect of the application of the adoption of this new accounting guidance on its historical audited consolidated financial statements included in the 2011 Annual Report on Form 10-K. The adoption of ASU 2011-05, as amended, did not change the Company's consolidated results of operations, financial condition or cash flows for any periods.

        Exhibit 99.2 attached to this Form 8-K presents the retrospective application of ASU 2011-05, as revised by ASU 2011-12, for each of the years ended December 31, 2011, 2010 and 2009 and should be read in conjunction with the information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

Amendment to Replacement Capital Covenant

        On October 10, 2012, the Company executed an Amendment (the "Amendment") to the Replacement Capital Covenant dated as of May 22, 2008 (the "RCC"). The Company entered into the RCC in connection with the issuance by the Company of its junior subordinated debentures due 2068 to PrivateBancorp Capital Trust IV, a Delaware statutory trust sponsored by the Company, and the related issuance by the trust of its trust preferred securities to third-party investors. The RCC benefits the holders of the series of the Company's outstanding long-term indebtedness that the Company designates as "covered debt" from time to time under the RCC in accordance with its terms. The "covered debt" is currently the junior subordinated debentures due 2035 that the Company issued to PrivateBancorp Statutory Trust II, a Delaware statutory trust sponsored by the Company, in connection with the related issuance by the trust of its trust preferred securities. Under the RCC, the Company committed, for the benefit of the holders of the "covered debt," not to repay, redeem or repurchase the junior subordinated debentures that the Company issued to PrivateBancorp Capital Trust IV, or the related trust preferred securities, prior to June 2048, subject to certain exceptions, unless the Company has raised certain amounts of qualifying equity or equity-like replacement capital from the date specified in the RCC to the date of such repayment, redemption or repurchase and obtained regulatory approval.

        The intent and effect of the Amendment is (i) to recognize, for purposes of calculating qualified replacement capital under the RCC, the proceeds received by the Company from the issuance of any qualifying equity or equity-like replacement capital at any time after October 10, 2012, the effective date of the Amendment, and (ii) to permit the Company to designate any series of "eligible debt" under the RCC as "covered debt" on or after a resignation date under the RCC. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 99.3 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

  (d)
  Exhibits.

Exhibits	Description
99.1	Third Quarter 2012 Earnings Release dated October 10, 2012 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)
99.2	Presentation of Unaudited Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2011, 2010 and 2009 after applying ASU 2011-05, as revised by ASU 2011-12
99.3	Amendment to Replacement Capital Covenant, dated October 10, 2012, by PrivateBancorp, Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2012	PRIVATEBANCORP, INC.
	By:	/s/ KEVIN M. KILLIPS Kevin M. Killips Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit	Description
99.1	Third Quarter 2012 Earnings Release dated October 10, 2012
99.2	Presentation of Unaudited Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2011, 2010 and 2009 after applying ASU 2011-05, as revised by ASU 2011-12
99.3	Amendment to Replacement Capital Covenant, dated October 10, 2012, by PrivateBancorp, Inc.

QuickLinks

  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 8.01 OTHER EVENTS
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS